CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION   7/26/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$800,000,100 ]

**

Note, for second liens, CLTV is employed in this calculation.

1. Miscellaneous Data - Total

Total	Group1		Group2
GWAC	7.20	7.21	7.19
WA FICO	632	632	631
% FICO <600	28.4	27.2	29.4
% FICO 600-650	35.6	39.0	32.9
WA CLTV	87.0	86.2	87.6
% CLTV =80	13.3	11.5	14.6
% CLTV >80.01	64.7	64.2	65.0
% LTV 95.01-100	6.7	8.1	5.6
% Full Doc	57.7	58.6	57.1
% Stated Doc	20.6	24.7	17.3
% Purchase	45.8	36.6	53.0
% CO Refi	47.8	52.6	44.0
% OwnerOcc	93.4	90.9	95.4
% Prepay	78.3	79.1	77.7
% DTI	40.2	39.5	40.8
% ARM	82.7	82.7	82.7
% 2_28	75.1	74.5	75.6
% 3_27	6.5	7.0	6.1
% 1stLiens	96.5	96.5	96.5
Avg Loan Bal	144,854	119,337	173,857
# of Loans	5,521	2,937	2,584
% LoanBal<$100k	17.1	24	11.71
% CurrRate>12%	0.2	0.1	0.2
% MH	0.3	0.3	0.3
%Largest State	25.8	19.1	31.0
% Silent Second	31.7	27.4	35.0
% IO	23.9	20.2	26.7
% 2yr IO	4.0	2.6	5.1
% 5yr IO	17.9	15.8	19.6
IO WA FICO	651	641	657
IO WA LTV	80.4	79.9	80.7
IO WA DTI	41.0	40.0	41.7
IO % Full Doc	12.7	12.2	13.1
IO % Purchase	12.4	4.8	18.4

2. Interest Only Loans
						%
	%	%	Avg	Avg	Avg	Full	%
Interest Only Loans	5yr IO	2yr IO	FICO	LTV	DTI	Doc	Purchase
Y	75.1	16.7	651.5	80.4	41.1	53.2	52.1
Total:	75.1	16.7	651.5	80.4	41.1	53.2	52.1

3. FICO & Documentation
	%	%								%	%
	Full	Stated	%	%	%	%		Avg	Original	Interest	Silent
FICO & Documentation	Doc	Stated	Other Doc	All Docs	Purchase	CashOut	WAC	Balance	LTV	Only	Second
<= 0	0.0	0.0	0.0	0.0	0.0	0.0	9.87	45,903	65.7	0.0	0.0
1 - 450	0.0	0.0	0.0	0.0	0.0	0.0	10.13	41,553	78.7	0.0	0.0
451 - 500	0.1	0.0	0.2	0.2	0.0	0.2	10.11	66,988	79.2	0.0	0.0
501 - 550	4.8	0.9	0.9	6.5	0.7	5.4	8.14	139,094	74.5	0.1	0.1
551 - 600	16.5	3.7	2.3	22.5	6.6	14.4	7.46	131,590	79.9	2.9	3.8
601 - 650	21.3	6.9	7.4	35.6	16.9	16.2	7.17	139,833	81.7	9.7	12.3
651 - 700	10.4	6.6	7.7	24.7	14.4	9.0	6.93	160,200	82.4	8.1	10.6
701 - 750	3.2	2.0	2.6	7.8	5.4	1.9	6.76	170,535	82.5	2.3	3.8
751 - 800	1.5	0.5	0.7	2.7	1.9	0.7	6.60	187,908	81.7	0.9	1.1
801 - 850	0.0	0.0	0.0	0.1	0.1	0.0	7.37	74,049	84.6	0.0	0.0
Total:	57.7	20.6	21.7	100.0	45.8	47.8	7.20	144,854	81.0	23.9	31.7

4. Original LTV and FICO
															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Avg			Reduced	Stated	Interest	Silent
Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	Balance	WAC	Margin	Doc	Stated	Only	Second
10.001 - 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	55,557	7.66	6.83	0.0	0.0	0.0	0.0
20.001 - 30.000	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.1	69,108	6.79	5.75	0.0	0.0	0.0	0.0
30.001 - 40.000	0.0	0.0	0.0	0.1	0.1	0.2	0.1	0.0	0.0	0.0	0.5	101,118	6.92	5.81	0.1	0.2	0.1	0.0
40.001 - 50.000	0.0	0.0	0.0	0.2	0.3	0.3	0.1	0.0	0.0	0.0	0.9	99,085	7.21	6.00	0.1	0.3	0.1	0.0
50.001 - 60.000	0.0	0.0	0.0	0.7	0.6	0.8	0.3	0.1	0.1	0.0	2.6	145,429	7.04	6.02	0.3	0.7	0.2	0.1
60.001 - 70.000	0.0	0.0	0.0	1.0	2.3	2.1	0.9	0.3	0.1	0.0	6.8	168,809	6.97	6.09	0.9	1.6	1.3	0.5
70.001 - 80.000	0.0	0.0	0.1	2.8	9.6	19.4	15.5	4.9	1.5	0.0	54.0	165,866	6.85	5.89	14.1	11.6	16.0	29.4
80.001 - 90.000	0.0	0.0	0.1	1.7	8.1	8.2	4.4	1.4	0.5	0.0	24.3	164,111	7.39	6.27	3.8	4.7	5.5	1.7
90.001 - 100.000	0.0	0.0	0.0	0.1	1.4	4.5	3.3	1.1	0.4	0.0	10.7	75,633	8.71	6.56	1.6	1.5	0.6	0.1
Total:	0.0	0.0	0.2	6.5	22.5	35.6	24.7	7.8	2.7	0.0	100.0	144,854	7.20	6.05	20.9	20.6	23.9	31.7

5. Balance and FICO
															%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Original			Reduced	Stated	Interest	Silent
Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Doc	Stated	Only	Second
1. - 50,000.	0.0	0.0	0.0	0.2	0.8	1.5	0.8	0.2	0.0	0.0	3.4	86.9	9.55	6.82	0.6	0.4	0.0	0.0
50,001. - 100,000.	0.0	0.0	0.1	1.2	3.9	5.0	2.9	0.7	0.2	0.0	14.1	82.3	7.87	6.48	2.4	1.6	0.5	3.8
100,001. - 150,000.	0.0	0.0	0.0	1.1	5.0	7.1	3.5	1.0	0.3	0.0	18.0	81.8	7.32	6.15	2.7	2.9	2.2	7.5
150,001. - 200,000.	0.0	0.0	0.0	1.4	3.5	6.1	3.1	1.3	0.4	0.0	15.8	80.2	7.06	5.97	3.1	3.2	3.7	5.3
200,001. - 250,000.	0.0	0.0	0.0	1.0	2.9	3.8	3.2	1.2	0.3	0.0	12.4	80.8	7.03	5.97	2.8	2.8	2.7	4.4
250,001. - 300,000.	0.0	0.0	0.0	0.3	1.8	3.8	2.6	0.7	0.4	0.0	9.6	80.1	6.87	5.89	2.6	2.2	3.3	3.1
300,001. - 350,000.	0.0	0.0	0.0	0.7	1.1	2.6	1.7	0.6	0.4	0.0	7.2	80.6	6.87	6.12	1.9	2.0	2.6	1.7
350,001. - 400,000.	0.0	0.0	0.0	0.3	1.4	2.3	2.1	0.5	0.4	0.0	7.0	78.7	6.55	5.81	1.4	2.3	2.9	2.5
400,001. - 450,000.	0.0	0.0	0.0	0.1	0.8	0.9	2.1	0.5	0.0	0.0	4.4	80.8	6.65	5.82	1.2	1.0	2.0	1.1
450,001. - 500,000.	0.0	0.0	0.0	0.1	0.8	1.0	1.6	0.5	0.1	0.0	4.1	81.2	6.79	6.03	1.3	1.2	1.7	1.4
500,001. - 550,000.	0.0	0.0	0.0	0.1	0.3	0.5	0.4	0.0	0.0	0.0	1.2	80.1	7.24	6.14	0.5	0.3	0.7	0.1
550,001. - 600,000.	0.0	0.0	0.0	0.0	0.1	0.3	0.3	0.2	0.1	0.0	1.0	82.2	6.60	6.14	0.4	0.2	0.6	0.2
600,001. - 650,000.	0.0	0.0	0.0	0.0	0.1	0.5	0.1	0.1	0.0	0.0	0.8	78.8	6.87	5.73	0.1	0.3	0.4	0.2
650,001. - 700,000.	0.0	0.0	0.0	0.0	0.1	0.0	0.1	0.1	0.0	0.0	0.3	80.0	6.44	6.44	0.0	0.0	0.3	0.1
700,001. - 750,000.	0.0	0.0	0.0	0.0	0.1	0.1	0.1	0.0	0.0	0.0	0.3	83.1	7.41	6.92	0.0	0.1	0.1	0.1
750,001. >=	0.0	0.0	0.0	0.0	0.0	0.1	0.2	0.2	0.0	0.0	0.5	71.3	6.36	4.86	0.0	0.1	0.2	0.2
Total:	0.0	0.0	0.2	6.5	22.5	35.6	24.7	7.8	2.7	0.0	100.0	81.0	7.20	6.05	20.9	20.6	23.9	31.7

6. Current Rate and FICO
																%	%	%	%
	%	%	%	%	%	%	%	%	%	%	%	Original			Avg	Reduced	Stated	Interest	Silent
Current Rate and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Balance	Doc	Stated	Only	Second
4.51 - 5.00	0.0	0.0	0.0	0.0	0.1	0.2	0.2	0.2	0.0	0.0	0.7	77.4	4.90	5.83	269,555	0.0	0.0	0.1	0.1
5.01 - 5.50	0.0	0.0	0.0	0.0	0.3	0.8	1.0	0.7	0.4	0.0	3.3	76.9	5.30	4.96	257,613	0.2	0.2	0.4	0.9
5.51 - 6.00	0.0	0.0	0.0	0.1	1.0	2.9	3.8	1.0	0.4	0.0	9.2	78.0	5.83	5.11	221,347	1.5	1.7	4.0	4.3
6.01 - 6.50	0.0	0.0	0.0	0.2	2.5	6.0	4.9	2.1	0.5	0.0	16.2	78.5	6.31	5.50	195,071	3.1	3.0	6.5	7.1
6.51 - 7.00	0.0	0.0	0.0	0.8	5.3	9.6	6.4	1.6	0.7	0.0	24.3	79.5	6.80	5.82	173,379	5.0	5.4	6.7	9.3
7.01 - 7.50	0.0	0.0	0.0	0.9	3.7	5.9	2.8	0.8	0.3	0.0	14.4	80.9	7.28	6.19	153,335	3.6	3.6	2.9	4.5
7.51 - 8.00	0.0	0.0	0.0	1.2	3.8	4.1	2.3	0.7	0.2	0.0	12.3	82.6	7.76	6.68	142,934	2.6	3.1	2.1	2.6
8.01 - 8.50	0.0	0.0	0.0	1.0	2.2	2.4	1.0	0.3	0.1	0.0	7.1	83.6	8.28	7.00	128,581	1.8	1.4	0.9	1.4
8.51 - 9.00	0.0	0.0	0.0	1.3	1.9	1.5	0.7	0.1	0.0	0.0	5.7	84.2	8.77	7.46	114,119	1.5	1.1	0.3	1.1
9.01 - 9.50	0.0	0.0	0.0	0.5	0.8	0.5	0.3	0.1	0.0	0.0	2.1	87.6	9.28	7.77	83,704	0.4	0.3	0.1	0.3
9.51 - 10.00	0.0	0.0	0.1	0.4	0.5	0.7	0.4	0.1	0.0	0.0	2.2	90.9	9.87	7.94	56,174	0.5	0.4	0.1	0.1
10.01 - 10.50	0.0	0.0	0.0	0.1	0.1	0.2	0.3	0.1	0.0	0.0	0.8	92.2	10.31	6.95	50,306	0.3	0.1	0.0	0.0
10.51 - 11.00	0.0	0.0	0.0	0.1	0.1	0.3	0.3	0.0	0.0	0.0	0.9	94.3	10.79	7.20	46,222	0.4	0.2	0.0	0.0
11.01 - 11.50	0.0	0.0	0.0	0.0	0.0	0.2	0.1	0.0	0.0	0.0	0.4	96.1	11.32	6.34	42,933	0.1	0.1	0.0	0.0
11.51 >=	0.0	0.0	0.0	0.0	0.2	0.2	0.0	0.0	0.0	0.0	0.5	94.9	12.08	6.50	29,374	0.2	0.1	0.0	0.0
Total:	0.0	0.0	0.2	6.5	22.5	35.6	24.7	7.8	2.7	0.0	100.0	81.0	7.20	6.05	144,854	20.9	20.6	23.9	31.7

7. Mortgage Rates & LTV
								LTV >		Avg		Avg	Reduced	Stated	Interest	Silent
Mortgage Rates & LTV	LTV <= 40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	100.0	Total	FICO	Margin	Balance	Doc	Stated	Only	Second
4.501 - 5.000	0.0	0.0	0.0	0.1	0.4	0.1	0.1	0.0	0.7	673	5.83	269,555	0.0	0.0	0.1	0.1
5.001 - 5.500	0.0	0.0	0.1	0.4	2.1	0.7	0.0	0.0	3.3	681	4.96	257,613	0.2	0.2	0.4	0.9
5.501 - 6.000	0.1	0.0	0.3	0.8	6.6	1.3	0.1	0.0	9.2	656	5.11	221,347	1.5	1.7	4.0	4.3
6.001 - 6.500	0.2	0.2	0.4	1.1	11.4	2.6	0.3	0.0	16.2	648	5.50	195,071	3.1	3.0	6.5	7.1
6.501 - 7.000	0.1	0.3	0.7	1.8	15.4	4.9	1.1	0.0	24.3	636	5.82	173,379	5.0	5.4	6.7	9.3
7.001 - 7.500	0.1	0.1	0.5	0.8	7.1	4.5	1.2	0.0	14.4	625	6.19	153,335	3.6	3.6	2.9	4.5
7.501 - 8.000	0.0	0.1	0.2	0.7	5.3	4.3	1.5	0.0	12.3	617	6.68	142,934	2.6	3.1	2.1	2.6
8.001 - 8.500	0.0	0.1	0.2	0.3	2.7	2.3	1.3	0.0	7.1	609	7.00	128,581	1.8	1.4	0.9	1.4
8.501 - 9.000	0.0	0.1	0.1	0.4	1.8	2.1	1.2	0.0	5.7	593	7.46	114,119	1.5	1.1	0.3	1.1
9.001 - 9.500	0.0	0.0	0.1	0.1	0.4	0.9	0.7	0.0	2.1	596	7.77	83,704	0.4	0.3	0.1	0.3
9.501 - 10.000	0.0	0.0	0.1	0.1	0.4	0.4	1.3	0.0	2.2	614	7.94	56,174	0.5	0.4	0.1	0.1
10.001 - 10.500	0.0	0.0	0.0	0.0	0.1	0.0	0.6	0.0	0.8	637	6.95	50,306	0.3	0.1	0.0	0.0
10.501 - 11.000	0.0	0.0	0.0	0.0	0.1	0.1	0.7	0.0	0.9	628	7.20	46,222	0.4	0.2	0.0	0.0
11.001 - 11.500	0.0	0.0	0.0	0.0	0.0	0.0	0.3	0.0	0.4	632	6.34	42,933	0.1	0.1	0.0	0.0
11.501 >=	0.0	0.0	0.0	0.0	0.0	0.0	0.4	0.0	0.5	597	6.50	29,374	0.2	0.1	0.0	0.0
Total:	0.7	0.9	2.6	6.8	54.0	24.3	10.7	0.0	100.0	632	6.05	144,854	20.9	20.6	23.9	31.7